SPECTRUM BLOCKCHAIN, LLC
657 SPRING LAKE DR
MELBOURNE, FL 32940

Receipt

August 12, 2020

Amount Received: $20,000.00

For the sale of Spectrum Blockchain, LLC ownership and intellectual property rights to the Ethereum based RFID blockchain produced by Probability and Statistics, Inc.

for Spectrum Blockchain LLC

Donald Beavers

Donald M Beavers
810 Benton Dr
Melbourne, FL 23901
(321) 482-1080

RE: Assignment of rights for Software.

I hereby transfer any and all rights to the Ethereum based RFID software that weas purchased on August 12th, 2020 from Spectrum Blockchain LLC to Eagle Lake Laboratories, Inc.

Thank you,

Donald M Beavers
Donald Beavers